UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 13, 2017

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1350 17th Street, Suite 150
Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (720) 420-1290

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03—AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;

CHANGE IN FISCAL YEAR

 Because the current bylaws regulating the conduct of business and affairs of CannaSys, Inc., were the bylaws of its predecessor, Thermal Tennis, Inc., the board of directors determined that it was in the best interests of CannaSys to amend and restate its bylaws as attached hereto as Exhibit 3.05. The new bylaws fully replace the previous bylaws.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

 The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 3	Articles of Incorporation and Bylaws
3.05	Bylaws (amended and restated March 13, 2017)	Attached

_______________________________________

* All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.

Dated: April 26, 2017	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer

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